Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of AzurRx BioPharma, Inc. (the “Company”) on Form 10-Q for the period ended June 30, 2019 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Johan M. (Thijs) Spoor, Chief Executive Officer of the Company, and Maged Shenouda, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 12, 2019	/s/ Johan M. (Thijs) Spoor
Johan M. (Thijs) Spoor President and Chief Executive Officer (Principal Executive Officer)

/s/ Maged Shenouda Maged Shenouda Chief Financial Officer (Principal Financial and Accounting Officer)